UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): August 1, 2014 (July 31, 2014)

Neah Power Systems, Inc.

(Exact Name of Registrant as Specified in Charter)

Nevada	000-49962	88-0418806
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

22118 20th Avenue SE, Suite 142 Bothell, Washington	98021
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (425) 424-3324

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Information About Forward-Looking Statements

This Current Report on Form 8-K of contains forward-looking statements. The words or phrases "would be," "will allow," "intends to," "will likely result," "are expected to," "will continue," "is anticipated," "estimate," "project," or similar expressions are intended to identify "forward-looking statements." Neah Power Systems, Inc.’s financial and operational results reflected herein should not be construed by any means as representative of the current or future value of its common stock. All information set forth in this Current Report on Form 8-K, except historical and factual information, represents forward-looking statements. This includes all statements about the Company’s plans, beliefs, estimates and expectations. These statements are based on current estimates and projections, which involve certain risks and uncertainties that could cause actual results to differ materially from those in the forward-looking statements. These risks and uncertainties include issues related to: rapidly changing technology and evolving standards in the industries in which the Company and its subsidiaries operate; the ability to obtain sufficient funding to continue operations, maintain adequate cash flow, profitably exploit new business, license and sign new agreements; the unpredictable nature of consumer preferences; and other factors set forth in the Company's most recently filed annual report and registration statement. Readers are cautioned not to place undue reliance on these forward-looking statements, which reflect management's analysis only as of the date hereof. The Company undertakes no obligation to publicly revise these forward-looking statements to reflect events or circumstances that arise after the date hereof. Readers should carefully review the risks and uncertainties described in other documents that the Company files from time to time with the U.S. Securities and Exchange Commission (the “SEC”).

Item 5.07 Submission of Matters to a vote of Security Holders

July 31, 2014, was set by Neah Power Systems, Inc. (the “Company”) as the Company’s Voting Date for a Proxy Consent Solicitation in Lieu of Shareholder’s Meeting.  Each of the four proposals to be voted upon was described in detail in the Company's   Schedule 14A Proxy Statement, filed with the Commission on June 24, 2014.

With respect to the votes cast:

Of the 1,605,404,692 eligible votes, 883,830,156 votes, or 82.95%, were cast, thereby constituting a quorum.

With respect to each of the proposals the Company's shareholders voted as indicated below:

1. To consider and vote upon our Restated Long Term Incentive Compensation Plan (Proposal 1)

For	Against	Abstain	Broker Non-Votes
321,439,554	202,395,568	3,105,957	356,889,077

2.  To consider and vote upon an “evergreen” provision to the Incentive Plan (Proposal 2)

For	Against	Abstain	Broker Non-Votes
332,071,128	190,868,252	4,001,699	356,889,077

3.  To consider and vote to re-elect the existing members of our Board of Directors (Proposal 3)

	For	Against	Abstain	Broker Non-Votes
Dr. Gerald C. D’Couto	339,407,536	63,018,636	124,514,907	356,889,077
Jeffrey B. Sakaguchi	373,645,686	26,869,688	126,425,705	356,889,077
David Schmidt	346,354,870	173,528,475	7,057,734	356,889,077
Jon M. Garfield	371,979,289	148,135,332	6,826,458	356,889,077
William M. Shenkin	378,058,970	22,423,278	126,458,831	356,889,077

4.  To consider and ratify the appointment of Peterson Sullivan LLP as the Company’s independent registered public accounting firm (Proposal 4)

For	Against	Abstain	Broker Non-Votes
847,555,102	18,147,397	18,127,657	--

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Neah Power Systems, Inc.

By:	/s/ David Schmidt
David Schmidt
Acting Principal Financial Officer

Date: August 1, 2014